UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2018

HER IMPORTS

(Exact name of registrant as specified in its charter)

Commission File Number: 000-53810

Nevada	30-0802599
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

8861 W. Sahara Ave., Suite 210, Las Vegas, NV	89117
(Address of principal executive offices)	(Zip Code)

702-544-0195

(Registrant’s telephone number, including area code)

8250 W. Charleston Blvd., Suite 110, Las Vegas, NV

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.02. Termination of a Material Definitive Agreement.

On June 20, 2018, Her Imports, a Nevada corporation (the “Company”) entered into an agreement with Cabello Real, Ltd. (“Cabello”), one of the two principal shareholders of the Company, to terminate effective as of that date the Media Investor Purchase Agreement, dated as of June 29, 2014 (the “MIP Agreement”). The MIP Agreement was originally entered into by and between the Company and Leader Act Ltd HK (“Leader”), and was subsequently assigned to Cabello by Leader. As previously disclosed, Cabello had an option to purchase 9,000,000 shares of the Company’s common stock at the price of $0.05 per share under the MIP Agreement. Contrary to customary provisions, the MIP Agreement failed to provide for proportional adjustments in the event of a reverse stock split. Thus, there was no adjustment when the Company effected 1-for-2 and 1-for-6 reverse stock splits on January 31, 2017 and April 9, 2018, respectively. The description of the MIP Agreement is incorporated herein by reference to the Company’s Current Report on Form 8-K filed on July 2, 2014.

As consideration for the termination of the MIP Agreement, on June 21, 2018, the Company issued to Cabello 4,500,000 shares of the Company’s common stock (the “Shares”). The issuance of Shares was exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above with respect to the Shares is incorporated by reference in this Item 3.02.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 15, 2018, the Board of Directors of the Company approved effective immediately an amendment to the Company’s By-laws to opt out of the provisions of the Nevada Revised Statutes governing the acquisition of controlling interest in a corporation (the “Amendment”).

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, attached hereto as Exhibit 3.1 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Her Imports Registrant

Date: June 21, 2018	By:	/s/ Barry Hall
	Name:	Barry Hall
	Title:	Chief Executive Officer